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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

         The following is a list of all subsidiaries, wholly owned except where noted, of the Registrant at July 31, 2003 owned by the Registrant or one or more of its other subsidiaries:

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                      CORPORATE NAME OF SUBSIDIARY                        STATE OR COUNTRY OF INCORPORATION
                      ----------------------------                        ---------------------------------
Veritas DGC Asia Pacific Ltd..........................................                Delaware
Veritas DGC Land Inc..................................................                Delaware
Veritas Geophysical Corporation.......................................                Delaware
Viking Maritime Inc. .................................................                Delaware
Euroseis, Inc.........................................................                Delaware
Reservoir Characterization Research and Consulting Inc. ..............                Delaware
Veritas Geophysical (Mexico) LLC .....................................                Delaware
Veritas Investments Inc...............................................                Delaware
Neptune Mergerco, Inc. ...............................................                Delaware
Venus Holdco, Inc. ...................................................                Delaware
Venus Mergerco, Inc. .................................................                Delaware
Veritas Energy Services Inc...........................................                Canada
Veritas Geophysical (Canada) Corporation..............................                Canada
Veritas Energy Services Partnership...................................                Canada
Veri-Illuq Geophysical Ltd. (49% owned)...............................                Canada
Veritas Mackenzie Delta Ltd...........................................                Canada
Time Seismic Exchange Ltd.............................................                Canada
Hampson-Russell GP Inc................................................                Canada
Hampson-Russell Limited Partnership...................................                Canada
Veritas DGC Ltd.......................................................                United Kingdom
Veritas DGC Australia (Pty) Ltd.......................................                Australia
Guardian Data Seismic Pty Limited.....................................                Australia
Veritas Geoservices Ltd. S.A..........................................                Venezuela
Digicon de Venezuela, C.A.............................................                Venezuela
Veritas DGC (Malaysia) Sdn. Bhd.......................................                Malaysia
Veritas DGC (B) Sdn. Bhd. ............................................                Brunei
Veritas DGC Land Guatemala S.A. ......................................                Guatemala
Veritas DGC Singapore Pte. Ltd........................................                Singapore
P.T. Veritas DGC Mega Pratama.........................................                Indonesia
Veritas Energy Services (Nigeria) Limited.............................                Nigeria
Digicon (Nigeria) Ltd.................................................                Nigeria
Veritas Geophysical (Nigeria) Limited.................................                Nigeria
Veritas Geophysical I.................................................                Cayman Islands
Veritas Geophysical II................................................                Cayman Islands
Veritas Geophysical III...............................................                Cayman Islands
Veritas Geophysical IV................................................                Cayman Islands
VGS Holdings (Cayman) Inc. ...........................................                Cayman Islands
VGS Inc. .............................................................                Cayman Islands
VTS Offshore I, LLC...................................................                Cayman Islands
VTS Offshore II, LLC..................................................                Cayman Islands
Veritas do Brasil, Ltda...............................................                Brazil
Veritas Geophysical (Norway) AS.......................................                Norway
HOT Engineering KMSZ KFT..............................................                Hungary
HOT Engineering Gmbh..................................................                Austria
Exploraciones Geofisicas Veritas Geophysical Chile Limitada...........                Chile
Veritas DGC (Mexico) S. de R.L. de C.V. ..............................                Mexico
Veritas Servicios Geofisicos S. de R.L. de C.V. ......................                Mexico
Veritas Servicios Technicos S. de R.L. de C.V. .......................                Mexico

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